Exhibit 32.1

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                     18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James Wei, Chief Executive Officer of China YouTV Corp., certify  pursuant  to 18 U.S.C.  Section  1350 as enacted by Section  906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Annual Report on Form 10-K for the annual period ended June 30, 2008 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of China YouTV Corp.

China YouTV Corporation

October 3, 2008	By:	/s/ James Wei
James Wei
Chief Executive Officer

A signed  original of this written  statement  required by Section 906, or other document authenticating,  acknowledging or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to China YouTV Corp. and will be  retained  by  China YouTV Corp.  and  furnished  to the Securities and Exchange Commission or its staff upon request.